Quarterly Holdings Report
for

Fidelity® Real Estate Equity Central Fund

December 31, 2020

REE-QTLY-0221
1.9862251.106

Schedule of Investments December 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.8%
REITs - Apartments - 15.4%
Essex Property Trust, Inc.	141,219	$33,528,215
Invitation Homes, Inc.	1,013,004	30,086,219
Mid-America Apartment Communities, Inc.	259,800	32,914,062
UDR, Inc.	705,582	27,115,516
		123,644,012
REITs - Diversified - 20.3%
Clipper Realty, Inc.	458,592	3,233,074
Digital Realty Trust, Inc.	373,223	52,068,341
Equinix, Inc.	77,438	55,304,671
Lamar Advertising Co. Class A	130,800	10,885,176
VICI Properties, Inc.	1,601,831	40,846,691
		162,337,953
REITs - Health Care - 10.8%
CareTrust (REIT), Inc.	670,300	14,867,254
Healthcare Realty Trust, Inc.	608,610	18,014,856
Ventas, Inc.	687,994	33,739,226
Welltower, Inc.	307,366	19,861,991
		86,483,327
REITs - Hotels - 4.9%
RLJ Lodging Trust	2,317,167	32,787,913
Sunstone Hotel Investors, Inc.	552,700	6,262,091
		39,050,004
REITs - Management/Investment - 6.0%
American Tower Corp.	65,500	14,702,130
Lexington Corporate Properties Trust	667,237	7,086,057
National Retail Properties, Inc.	634,081	25,946,595
		47,734,782
REITs - Manufactured Homes - 3.2%
Equity Lifestyle Properties, Inc.	411,100	26,047,296
REITs - Office Property - 7.5%
Alexandria Real Estate Equities, Inc.	187,280	33,377,042
Douglas Emmett, Inc.	773,562	22,572,539
Kilroy Realty Corp.	66,800	3,834,320
		59,783,901
REITs - Single Tenant - 3.4%
Four Corners Property Trust, Inc.	921,000	27,418,170
REITs - Storage - 9.7%
CubeSmart	1,343,719	45,162,396
Extra Space Storage, Inc.	154,335	17,881,253
Iron Mountain, Inc. (a)	483,200	14,244,736
		77,288,385
REITs - Warehouse/Industrial - 15.6%
Americold Realty Trust (a)	566,010	21,129,153
Prologis (REIT), Inc.	876,121	87,314,217
Terreno Realty Corp.	278,816	16,313,524
		124,756,894

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		774,544,724

Real Estate Management & Development - 2.1%
Real Estate Services - 2.1%
CBRE Group, Inc. (b)	266,700	16,727,424
TOTAL COMMON STOCKS
(Cost $725,095,889)		791,272,148

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.11% (c)	5,083,381	5,084,398
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	18,877,262	18,879,150
TOTAL MONEY MARKET FUNDS
(Cost $23,963,548)		23,963,548
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $749,059,437)		815,235,696
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(15,044,429)
NET ASSETS - 100%		$800,191,267

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,386
Fidelity Securities Lending Cash Central Fund	4,568
Total	$5,954

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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